UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-490

Oppenheimer Equity Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

Two World Financial Center, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: December 31

Date of reporting period: 6/30/2014

Item 1.	Reports to Stockholders.

OppenheimerFunds™
THE RIGHT WAY TO INVEST

# OPPENHEIMER
# EQUITY FUND

**SEMIANNUAL REPORT** 6.30.2014

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 6/30/14

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	S&P 500 Index	Russell 1000 Index
6-Month	6.89%	0.75%	7.14%	7.27%
1-Year	24.99	17.80	24.61	25.35
5-Year	15.71	14.35	18.83	19.25
10-Year	6.68	6.05	7.78	8.19

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 5.75% maximum applicable sales charge except where “without sales charge” is indicated. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

2      OPPENHEIMER EQUITY FUND

Fund Performance Discussion

The Fund’s Class A shares (without sales charge) produced a return of 6.89% during the reporting period. On a relative basis, the Fund underperformed the Russell 1000 Index (the “Index”), which returned 7.27%. The Fund’s underperformance relative to the Index stemmed primarily from less favorable relative stock selection in the financials and health care sectors. The Fund outperformed the Index in the consumer discretionary and energy sectors, due to stronger relative stock selection.

MARKET OVERVIEW

Despite market volatility early in the reporting period and rising geopolitical risks in Ukraine and the Middle East, global equities generally rebounded and produced positive returns in the first half of 2014, thanks largely to a continued global economic recovery and stimulative monetary policies from central banks throughout the world. Markets were volatile to start the reporting period in January 2014 amid fears that political and economic instability in the world’s emerging markets might further dampen the U.S. economic recovery. However, equities rebounded later in the reporting period. Among the central bank measures that boosted the markets this reporting period, the European Central Bank (the “ECB”) announced numerous measures in June, including a benchmark interest rate cut, the introduction of a negative deposit rate to encourage banks to lend, among various other measures to flood the system with liquidity. Beyond that, the ECB said it would prepare to purchase packages of loans from banks to allow for increased lending. In June, the U.S. Federal Reserve (the “Fed”) also stated it would reduce the amount of monthly bond purchases by an additional $10 billion and reaffirmed its intention to keep short-term interest rates near zero. U.S. economic data released in April and May was positive, as the unemployment rate fell to 6.3%, the economy finally regained all of the jobs lost during the 2008 recession, and the U.S. stock market achieved record highs. Shortly after the reporting period ended, a positive June jobs report was released, in which the official unemployment rate fell to 6.1%, its lowest level since September 2008.

Against this backdrop, sustained low interest rates continued to boost demand for higher dividend yielding stocks as investors sought alternative sources of current income. As a result, utilities remained one of the top performing sectors. Oil prices spiked during the reporting period, reflecting increased tensions in the Middle East and concern’s that output from the Iraqi oil fields would be curtailed. Not surprisingly, energy stocks responded by rallying strongly, making this sector another strong performer this period.

3      OPPENHEIMER EQUITY FUND

FUND REVIEW

Top performing contributors to performance this reporting period included Apple, Inc., Facebook, Inc. and EOG Resources, Inc. Apple performed well during the second half of 2013 due to excitement surrounding the introduction of two new iPhones as well as the addition of China Mobile as a distribution partner. Apple also rallied strongly in April 2014 after iPhone sales came in higher than analysts anticipated and the company announced a 7-for-1 stock split and increased both its dividend and share repurchases. Facebook, the world’s number one social network, delivered strong evidence that it can thrive on smartphones and tablets, with increases in mobile advertising revenue. EOG Resources, the second-largest U.S. independent oil and natural gas producer by market value, reported a fourth-quarter profit and plans for a stock split as crude and liquids output increased strongly. By focusing on increasing the flow from every well, EOG raised estimates for how much oil and gas it can recover from its flagship Eagle Ford development in South Texas during the reporting period.

Detractors from performance included LinkedIn Corp., Citigroup, Inc. and Amazon.com, Inc. LinkedIn, the largest professional networking website, finished 2013 with a strong showing, but the online professional networking service rattled already jittery investors by indicating its performance will weaken in 2014 as management ramps up spending while revenue growth slows. Shares of Citigroup Inc., a global financial services company, performed poorly during the reporting period due, in part, to investor concerns about the bank’s exposure to emerging markets. Citi also got a negative surprise when the Fed rejected the firm’s capital plan. Investors reacted unfavorably to this news, driving down Citi’s share price. Online retailer Amazon.com experienced declines this reporting period as increased spending limited profit growth.

STRATEGY & OUTLOOK

We remain focused on our investment strategy. We seek to help mitigate the risks of short-term market volatility and allow investors to experience gains in rising markets. The Fund draws upon OppenheimerFunds’ Growth and Value investment teams to blend growth and value investing in a single portfolio, offering the potential advantages of both investment styles regardless of which one is currently in favor. We generally take a long-term view, seeking to construct a portfolio of larger, well-established companies that is diversified across market sectors and industries.

Laton Spahr, CFA Portfolio Manager

Michael Kotlarz Portfolio Manager

4      OPPENHEIMER EQUITY FUND

Top Holdings and Allocations

TOP TEN COMMON STOCK HOLDINGS

Apple, Inc.	4.4%
Gilead Sciences, Inc.	2.2
Facebook, Inc., Cl. A	2.2
Biogen Idec, Inc.	2.1
Walt Disney Co. (The)	1.9
Suncor Energy, Inc.	1.7
Oracle Corp.	1.6
EMC Corp.	1.5
Aon plc	1.4
Thermo Fisher Scientific, Inc.	1.3

Portfolio holdings and allocations are subject to change. Percentages are as of June 30, 2014, and are based on net assets. For more current Fund holdings, please visit oppenheimerfunds.com.

TOP TEN COMMON STOCK INDUSTRIES

Pharmaceuticals	7.3%
Technology Hardware, Storage & Peripherals	7.2
Oil, Gas & Consumable Fuels	7.0
Biotechnology	6.2
Media	4.8
Internet Software & Services	4.7
Software	4.6
Capital Markets	4.4
Insurance	4.2
Machinery	3.6

Portfolio holdings and allocations are subject to change. Percentages are as of June 30, 2014, and are based on net assets.

SECTOR ALLOCATION

Portfolio holdings and allocations are subject to change. Percentages are as of June 30, 2014, and are based on the total market value of common stocks.

5      OPPENHEIMER EQUITY FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 6/30/14

	Inception Date	6-Month	1-Year	5-Year	10-Year
Class A (OEQAX)	10/2/47	6.89%	24.99%	15.71%	6.68%
Class B (OEQBX)	5/3/93	6.50%	23.90%	14.63%	6.10%
Class C (OEQCX)	8/29/95	6.40%	23.96%	14.67%	5.72%
Class N (OEQNX)	3/1/01	6.69%	24.52%	15.24%	6.23%
Class Y (OEQYX)	6/1/94	6.98%	25.22%	15.90%	6.84%
AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 6/30/14
	Inception Date	6-Month	1-Year	5-Year	10-Year
Class A (OEQAX)	10/2/47	0.75%	17.80%	14.35%	6.05%
Class B (OEQBX)	5/3/93	1.50%	18.90%	14.39%	6.10%
Class C (OEQCX)	8/29/95	5.40%	22.96%	14.67%	5.72%
Class N (OEQNX)	3/1/01	5.69%	23.52%	15.24%	6.23%
Class Y (OEQYX)	6/1/94	6.98%	25.22%	15.90%	6.84%

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge (“CDSC”) of 5% (1-year) and 2% (5-year); and for Class C and N shares, the 1% CDSC for the 1-year period. As of July 1, 2014, Class N shares will be renamed Class R shares. Beginning July 1, 2014, new purchases of Class R shares will no longer be subject to a CDSC upon redemption (any CDSC will remain in effect for purchases prior to July 1, 2014). There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, 10-year returns for Class B shares reflect Class A performance for the period after conversion. Returns for periods of less than one year are cumulative and not annualized.

The Fund’s performance is compared to the performance of the S&P 500 Index and the Russell 1000 Index. The S&P 500 Index is an index of large-capitalization equity securities that is a measure of the general domestic stock market. The Russell 1000 Index is an index that is a widely used measure of domestic, large-cap stock performance, and is made up of the top 1,000 stocks in the Russell 3000 Index. The indices are unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is

6      OPPENHEIMER EQUITY FUND

shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

7      OPPENHEIMER EQUITY FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended June 30, 2014.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8      OPPENHEIMER EQUITY FUND

Actual	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During 6 Months Ended June 30, 2014
Class A	$1,000.00	$1,068.90	$5.04
Class B	1,000.00	1,065.00	9.15
Class C	1,000.00	1,064.00	9.15
Class N	1,000.00	1,066.90	6.58
Class Y	1,000.00	1,069.80	4.06

Hypothetical (5% return before expenses)
Class A	1,000.00	1,019.93	4.92
Class B	1,000.00	1,015.97	8.94
Class C	1,000.00	1,015.97	8.94
Class N	1,000.00	1,018.45	6.43
Class Y	1,000.00	1,020.88	3.97

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended June 30, 2014 are as follows:

Class	Expense Ratios
Class A	0.98%
Class B	1.78
Class C	1.78
Class N	1.28
Class Y	0.79

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

9      OPPENHEIMER EQUITY FUND

STATEMENT OF INVESTMENTS June 30, 2014 Unaudited

	Shares	Value

Common Stocks—98.3%

Consumer Discretionary—12.6%

Auto Components—1.2%
Johnson Controls, Inc.	233,983	$11,682,771

Magna International, Inc.	75,230	8,106,033

		19,788,804

Automobiles—0.4%
Daimler AG, Sponsored ADR	73,680	6,897,185

Diversified Consumer Services—0.3%
Apollo Education
Group, Inc.[1]	155,535	4,860,469

Hotels, Restaurants & Leisure—1.9%
Chipotle Mexican Grill, Inc.[1]	17,670	10,469,652

MGM Resorts International[1]	279,970	7,391,208

Royal Caribbean Cruises Ltd.	153,739	8,547,888

Wynn Resorts Ltd.	22,840	4,740,670

		31,149,418

Household Durables—0.8%
Harman International Industries, Inc.	80,350	8,632,000

Newell Rubbermaid, Inc.	137,645	4,265,619

		12,897,619

Internet & Catalog Retail—1.3%
Amazon.com, Inc.[1]	19,063	6,191,281

Priceline.com, Inc. (The)[1]	1,860	2,237,580

TripAdvisor, Inc.[1]	116,900	12,702,354

		21,131,215

Media—4.8%
Cinemark Holdings, Inc.	126,981	4,490,048

Comcast Corp., Cl. A	133,530	7,167,891

Time Warner, Inc.	205,045	14,404,411

Twenty-First Century Fox, Inc., Cl. B	615,360	21,063,773

	Shares	Value

Media (Continued)

Walt Disney Co. (The)	367,680	$31,524,883

		78,651,006

Specialty Retail—1.3%
Gap, Inc. (The)	129,180	5,370,013

Tiffany & Co.	90,850	9,107,713

TJX Cos., Inc. (The)	111,890	5,946,953

		20,424,679

Textiles, Apparel & Luxury Goods—0.6%
Nike, Inc., Cl. B	96,250	7,464,187

VF Corp.	45,520	2,867,760

		10,331,947

Consumer Staples—6.7%

Beverages—1.5%
Brown-Forman Corp., Cl. B	91,240	8,592,071

PepsiCo, Inc.	96,567	8,627,295

SABMiller plc	137,790	7,983,204

		25,202,570

Food & Staples Retailing—2.4%
Costco Wholesale Corp.	100,580	11,582,793

CVS Caremark Corp.	229,700	17,312,489

Walgreen Co.	138,980	10,302,587

		39,197,869

Food Products—1.3%
ConAgra Foods, Inc.	97,380	2,890,238

Hershey Co. (The)	113,780	11,078,759

Kraft Foods Group, Inc.	133,760	8,018,912

		21,987,909

Household Products—0.6%
Reckitt Benckiser Group plc, Sponsored ADR	528,550	9,249,625

Tobacco—0.9%
Lorillard, Inc.	228,080	13,906,038

Energy—9.0%

Energy Equipment & Services—2.0%
Halliburton Co.	85,710	6,086,267

National Oilwell Varco, Inc.	98,990	8,151,826

10      OPPENHEIMER EQUITY FUND

	Shares	Value

Energy Equipment & Services (Continued)

Oceaneering International, Inc.	73,440	$5,737,867

Schlumberger Ltd.	96,390	11,369,201

Transocean Ltd.	54,690	2,462,691

		33,807,852

Oil, Gas & Consumable Fuels—7.0%
Anadarko Petroleum Corp.	138,340	15,144,080

Antero Resources Corp.[1]	78,420	5,146,704

BP plc, Sponsored ADR	211,599	11,161,847

Cimarex Energy Co.	31,350	4,497,471

Enbridge, Inc.	233,147	11,067,488

EOG Resources, Inc.	102,260	11,950,104

Occidental Petroleum Corp.	134,217	13,774,691

Phillips 66	83,961	6,752,983

Pioneer Natural Resources Co.	32,060	7,367,709

Suncor Energy, Inc.	650,860	27,746,162

		114,609,239

Financials—13.9%

Capital Markets—4.4%
Ameriprise Financial, Inc.	54,480	6,537,600

Charles Schwab Corp. (The)	503,906	13,570,189

Goldman Sachs Group, Inc. (The)	94,257	15,782,392

Invesco Ltd.	350,770	13,241,567

Morgan Stanley	532,090	17,202,470

Northern Trust Corp.	99,130	6,365,137

		72,699,355

Commercial Banks—2.8%
Citigroup, Inc.	461,550	21,739,005

KeyCorp	605,570	8,677,818

U.S. Bancorp	243,290	10,539,323

Zions Bancorp.	152,037	4,480,530

		45,436,676

Consumer Finance—1.7%
Capital One Financial Corp.	186,123	15,373,760

Discover Financial Services	137,110	8,498,078

	Shares	Value

Consumer Finance (Continued)

Navient Corp.	214,960	$3,806,941

		27,678,779

Diversified Financial Services—0.3%
CME Group, Inc.	58,050	4,118,648

Insurance—4.2%
Aflac, Inc.	96,620	6,014,595

Allstate Corp. (The)	163,390	9,594,261

American International

Group, Inc.	261,460	14,270,487

Aon plc	254,320	22,911,689

MetLife, Inc.	236,470	13,138,273

Sun Life Financial, Inc.	92,070	3,379,889

		69,309,194

Real Estate Investment Trusts (REITs)—0.5%
Public Storage	47,879	8,204,067

Health Care—17.5%

Biotechnology—6.2%
Amgen, Inc.	80,740	9,557,194

Biogen Idec, Inc.[1]	111,250	35,078,238

Celgene Corp.[1]	203,206	17,451,331

Gilead Sciences, Inc.[1]	444,280	36,835,255

Vertex Pharmaceuticals, Inc.[1]	21,355	2,021,891

		100,943,909

Health Care Equipment & Supplies—0.5%
Baxter International, Inc.	119,600	8,647,080

Health Care Providers & Services—1.8%
Cardinal Health, Inc.	234,230	16,058,809

HCA Holdings, Inc.[1]	68,952	3,887,514

UnitedHealth Group, Inc.	111,177	9,088,719

		29,035,042

Health Care Technology—0.4%
Cerner Corp.[1]	140,670	7,255,759

Life Sciences Tools & Services—1.3%
Thermo Fisher Scientific, Inc.	185,810	21,925,580

11      OPPENHEIMER EQUITY FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value

Pharmaceuticals—7.3%
Actavis plc[1]	71,070	$15,852,164

Allergan, Inc.	42,060	7,117,393

Bristol-Myers Squibb Co.	254,540	12,347,735

Merck & Co., Inc.	269,170	15,571,484

Perrigo Co. plc	61,890	9,021,086

Pfizer, Inc.	195,490	5,802,143

Roche Holding AG	14,946	4,459,909

Roche Holding AG, Sponsored ADR	366,360	13,665,228

Sanofi, ADR	309,110	16,435,379

Teva Pharmaceutical Industries Ltd., Sponsored ADR	133,223	6,983,550

Valeant Pharmaceuticals International, Inc.[1]	93,672	11,813,913

		119,069,984

Industrials—10.4%

Aerospace & Defense—1.5%
B/E Aerospace, Inc.[1]	89,210	8,251,033

United Technologies Corp.	140,420	16,211,489

		24,462,522

Airlines—1.0%
Delta Air Lines, Inc.	425,950	16,492,784

Building Products—0.3%
Allegion plc	88,463	5,014,083

Commercial Services & Supplies—1.1%
Tyco International Ltd.	214,820	9,795,792

Waste Management, Inc.	163,470	7,312,013

		17,107,805

Construction & Engineering—0.1%
Chicago Bridge & Iron Co. NV	33,310	2,271,742

Electrical Equipment—1.7%
AMETEK, Inc.	136,220	7,121,581

Eaton Corp. plc	207,559	16,019,404

	Shares	Value

Electrical Equipment (Continued)

Schneider Electric SE,
Unsponsored ADR	281,270	$5,287,876

		28,428,861

Industrial Conglomerates—0.4%
General Electric Co.	62,451	1,641,212

Siemens AG, Sponsored ADR	35,080	4,637,225

		6,278,437

Machinery—3.6%
Caterpillar, Inc.	176,870	19,220,463

Pall Corp.	89,990	7,684,246

Parker Hannifin Corp.	171,414	21,551,882

Pentair plc	99,047	7,143,270

Timken Co.	55,720	3,780,045

		59,379,906

Road & Rail—0.5%
CSX Corp.	241,650	7,445,236

Trading Companies & Distributors—0.2%
United Rentals, Inc.[1]	27,250	2,853,893

Information Technology—22.8%

Communications Equipment—1.0%
Cisco Systems, Inc.	465,880	11,577,118

QUALCOMM, Inc.	67,900	5,377,680

		16,954,798

Electronic Equipment, Instruments, & Components—0.7%
TE Connectivity Ltd.	169,700	10,494,248

Internet Software & Services—4.7%
Facebook, Inc., Cl. A1	535,900	36,060,711

Google, Inc., Cl. A1	24,380	14,254,255

Google, Inc., Cl. C1	15,680	9,020,390

LinkedIn Corp., Cl. A1	102,320	17,544,810

		76,880,166

IT Services—2.8%
Alliance Data Systems
Corp.[1]	15,380	4,325,625

12      OPPENHEIMER EQUITY FUND

	Shares	Value

IT Services (Continued)

FleetCor Technologies, Inc.[1]	64,220	$8,464,196

MasterCard, Inc., Cl. A	254,000	18,661,380

Visa, Inc., Cl. A	68,090	14,347,244

		45,798,445

Semiconductors & Semiconductor Equipment—1.8%
Avago Technologies Ltd.	54,800	3,949,436

Broadcom Corp., Cl. A	111,440	4,136,653

Intel Corp.	363,100	11,219,790

Maxim Integrated Products, Inc.	99,880	3,376,943

Microchip Technology, Inc.	55,730	2,720,181

Micron Technology, Inc.[1]	125,689	4,141,452

		29,544,455

Software—4.6%
Autodesk, Inc.[1]	289,850	16,341,743

CA, Inc.	143,615	4,127,495

Citrix Systems, Inc.[1]	63,320	3,960,666

Microsoft Corp.	239,920	10,004,664

Oracle Corp.	645,677	26,169,289

ServiceNow, Inc.[1]	51,040	3,162,438

Splunk, Inc.[1]	53,310	2,949,642

Synopsys, Inc.[1]	97,396	3,780,913

Workday, Inc., Cl. A1	59,260	5,325,104

		75,821,954

Technology Hardware, Storage & Peripherals—7.2%
Apple, Inc.	780,780	72,557,886

EMC Corp.	946,230	24,923,698

SanDisk Corp.	97,310	10,162,083

Western Digital Corp.	109,570	10,113,311

		117,756,978

Materials—3.1%

Chemicals—2.7%
Dow Chemical Co. (The)	202,660	10,428,884

LyondellBasell Industries NV, Cl. A	63,211	6,172,554

	Shares	Value

Chemicals (Continued)

Methanex Corp.	92,530	$5,716,503

Potash Corp. of Saskatchewan, Inc.	166,640	6,325,654

PPG Industries, Inc.	75,230	15,809,585

		44,453,180

Paper & Forest Products—0.4%
Louisiana-Pacific Corp.[1]	389,540	5,850,891

Telecommunication Services—1.0%

Diversified Telecommunication Services—1.0%
Telefonica SA,
Sponsored ADR	140,420	2,409,607

Verizon Communications, Inc.	291,225	14,249,639

		16,659,246

Utilities—1.3%

Electric Utilities—1.3%
Edison International	253,068	14,705,782

Entergy Corp.	84,490	6,935,784

		21,641,566

Total Common Stocks (Cost $1,213,410,872)		1,610,008,713

Investment Company—1.8%

Oppenheimer Institutional Money Market Fund, Cl. E, 0.09%[2,3] (Cost $28,788,057)	28,788,057	28,788,057

Total Investments, at Value (Cost $1,242,198,929)	100.1%	1,638,796,770

Net Other Assets (Liabilities)	(0.1)	(924,549)

Net Assets	100.0%	$1,637,872,221

13      OPPENHEIMER EQUITY FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Statement of Investments

1. Non-income producing security.

2. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended June 30, 2014, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares December 31, 2013	Gross Additions	Gross Reductions	Shares June 30, 2014

Oppenheimer Institutional Money Market Fund, Cl. E	13,739,644	117,640,679	102,592,266	28,788,057

	Value	Income

Oppenheimer Institutional Money Market Fund, Cl. E	$28,788,057	$6,566

3. Rate shown is the 7-day yield as of June 30, 2014.

See accompanying Notes to Financial Statements.

14      OPPENHEIMER EQUITY FUND

STATEMENT OF

ASSETS AND LIABILITIES    June 30, 2014     Unaudited

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $1,213,410,872)	$1,610,008,713
Affiliated companies (cost $28,788,057)	28,788,057

1,638,796,770

Cash	1,076,115

Receivables and other assets:
Investments sold	2,893,025
Dividends	1,578,565
Shares of beneficial interest sold	287,760
Other	148,760

Total assets	1,644,780,995

Liabilities
Payables and other liabilities:
Investments purchased	5,181,209
Shares of beneficial interest redeemed	1,285,100
Distribution and service plan fees	329,552
Trustees’ compensation	90,303
Shareholder communications	11,374
Other	11,236

Total liabilities	6,908,774

Net Assets	$1,637,872,221

Composition of Net Assets
Par value of shares of beneficial interest	$124,989

Additional paid-in capital	1,296,820,551

Accumulated net investment income	14,791,295

Accumulated net realized loss on investments and foreign currency transactions	(70,475,338)

Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	396,610,724

Net Assets	$1,637,872,221

15      OPPENHEIMER EQUITY FUND

STATEMENT OF

ASSETS AND LIABILITIES    Unaudited / Continued

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $1,498,870,128 and 113,759,400 shares of beneficial interest outstanding)	$13.18
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$13.98

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $27,045,124 and 2,230,190 shares of beneficial interest outstanding)	$12.13

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $72,934,102 and 6,011,135 shares of beneficial interest outstanding)	$12.13

Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $18,776,947 and 1,452,820 shares of beneficial interest outstanding)	$12.92

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $20,245,920 and 1,535,104 shares of beneficial interest outstanding)	$13.19

See accompanying Notes to Financial Statements.

16      OPPENHEIMER EQUITY FUND

STATEMENT OF

OPERATIONS     For the Six Months Ended June 30, 2014     Unaudited

Investment Income

Dividends:
Unaffiliated companies (net of foreign withholding taxes of $406,674)	$14,016,201
Affiliated companies	6,566

Interest	309

Total investment income	14,023,076

Expenses
Management fees	4,272,008

Distribution and service plan fees:
Class A	1,400,643
Class B	136,054
Class C	342,524
Class N	44,390

Transfer and shareholder servicing agent fees:
Class A	1,568,921
Class B	29,844
Class C	75,643
Class N	19,683
Class Y	20,860

Shareholder communications:
Class A	15,122
Class B	923
Class C	1,104
Class N	250
Class Y	75

Trustees’ compensation	29,768

Custodian fees and expenses	4,787

Other	129,665

Total expenses	8,092,264
Less waivers and reimbursements of expenses	(8,560)

Net expenses	8,083,704

Net Investment Income	5,939,372

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments from unaffiliated companies	94,332,924
Foreign currency transactions	(383)

Net realized gain	94,332,541

Net change in unrealized appreciation/depreciation on:
Investments	5,783,762
Translation of assets and liabilities denominated in foreign currencies	(331,561)

Net change in unrealized appreciation/depreciation	5,452,201

Net Increase in Net Assets Resulting from Operations	$105,724,114

See accompanying Notes to Financial Statements.

17      OPPENHEIMER EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended
	June 30, 2014	Year Ended
	(Unaudited)	December 31, 2013

Operations
Net investment income	$5,939,372	$10,251,399

Net realized gain	94,332,541	276,827,086

Net change in unrealized appreciation/depreciation	5,452,201	97,627,253

Net increase in net assets resulting from operations	105,724,114	384,705,738

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	—	(9,981,911)
Class C	—	(32,184)
Class N	—	(62,861)
Class Y	—	(182,422)

	—	(10,259,378)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(59,480,195)	(117,644,934)
Class B	(4,877,820)	(9,112,632)
Class C	(797,748)	(934,695)
Class N	(1,057,332)	(5,745,091)
Class Y	259,756	(5,336,129)

	(65,953,339)	(138,773,481)

Net Assets
Total increase	39,770,775	235,672,879

Beginning of period	1,598,101,446	1,362,428,567

End of period (including accumulated net investment income of $14,791,295 and $8,851,923, respectively)	$1,637,872,221	$1,598,101,446

See accompanying Notes to Financial Statements.

18      OPPENHEIMER EQUITY FUND

FINANCIAL HIGHLIGHTS

Class A	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 30, 2011 [1]	Year Ended December 31, 2010	Year Ended December 31, 2009

Per Share Operating Data
Net asset value, beginning of period	$12.33	$9.56	$8.51	$8.83	$7.93	$5.75

Income (loss) from investment operations:
Net investment income[2]	0.05	0.08	0.10	0.07	0.04	0.04
Net realized and unrealized gain (loss)	0.80	2.77	1.06	(0.33)	0.91	2.19

Total from investment operations	0.85	2.85	1.16	(0.26)	0.95	2.23

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	(0.08)	(0.11)	(0.06)	(0.05)	(0.05)

Net asset value, end of period	$13.18	$12.33	$9.56	$8.51	$8.83	$7.93

Total Return, at Net Asset Value[3]	6.89%	29.89%	13.60%	(2.91)%	12.01%	38.79%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,498,870	$1,461,244	$1,237,635	$1,238,188	$1,469,388	$1,560,867

Average net assets (in thousands)	$1,447,168	$1,349,126	$1,274,345	$1,374,779	$1,459,514	$1,384,195

Ratios to average net assets:[4]
Net investment income	0.81%	0.75%	1.07%	0.80%	0.45%	0.67%
Total expenses[5]	0.98%	0.98%	0.97%	0.95%	0.99%	1.03%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.98%	0.98%	0.97%	0.95%	0.99%	1.03%

Portfolio turnover rate	28%	114%	58%	50%	81%	79%

19      OPPENHEIMER EQUITY FUND

FINANCIAL HIGHLIGHTS Continued

1. December 30, 2011 represents the last business day of the Fund’s 2011 fiscal year.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended June 30, 2014	0.98%
Year Ended December 31, 2013	0.98%
Year Ended December 31, 2012	0.97%
Year Ended December 30, 2011	0.95%
Year Ended December 31, 2010	0.99%
Year Ended December 31, 2009	1.03%

See accompanying Notes to Financial Statements.

20      OPPENHEIMER EQUITY FUND

Class B	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 30, 2011 [1]	Year Ended December 31, 2010	Year Ended December 31, 2009

Per Share Operating Data
Net asset value, beginning of period	$11.39	$8.85	$7.86	$8.18	$7.38	$5.36

Income (loss) from investment operations:
Net investment income (loss)[2]	0.00[3]	(0.01)	0.00[3]	(0.02)	(0.04)	(0.01)
Net realized and unrealized gain (loss)	0.74	2.55	0.99	(0.30)	0.84	2.03

Total from investment operations	0.74	2.54	0.99	(0.32)	0.80	2.02

Dividends and/or distributions to shareholders:	0.00	0.00	0.00	0.00	0.00	0.00

Net asset value, end of period	$12.13	$11.39	$8.85	$7.86	$8.18	$7.38

Total Return, at Net Asset Value[4]	6.50%	28.70%	12.60%	(3.91)%	10.84%	37.69%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$27,045	$30,275	$31,680	$36,681	$49,914	$57,266

Average net assets (in thousands)	$27,682	$30,565	$34,957	$43,272	$49,983	$55,123

Ratios to average net assets:[5]
Net investment income (loss)	0.01%	(0.13)%	0.04%	(0.22)%	(0.48)%	(0.23)%
Total expenses[6]	1.78%	1.87%	2.12%	2.13%	2.17%	2.32%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.78%	1.85%	1.98%	1.96%	1.96%	1.97%

Portfolio turnover rate	28%	114%	58%	50%	81%	79%

1. December 30, 2011 represents the last business day of the Fund’s 2011 fiscal year.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005 per share.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended June 30, 2014	1.78%
Year Ended December 31, 2013	1.87%
Year Ended December 31, 2012	2.12%
Year Ended December 30, 2011	2.13%
Year Ended December 31, 2010	2.17%
Year Ended December 31, 2009	2.32%

See accompanying Notes to Financial Statements.

21      OPPENHEIMER EQUITY FUND

FINANCIAL HIGHLIGHTS Continued

Class C	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 30, 2011 [1]	Year Ended December 31, 2010	Year Ended December 31, 2009

Per Share Operating Data
Net asset value, beginning of period	$11.40	$8.86	$7.88	$8.19	$7.38	$5.37

Income (loss) from investment operations:
Net investment income (loss)[2]	0.00[3]	(0.01)	0.01	(0.01)	(0.04)	(0.01)
Net realized and unrealized gain (loss)	0.73	2.56	0.98	(0.30)	0.85	2.02

Total from investment operations	0.73	2.55	0.99	(0.31)	0.81	2.01

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	(0.01)	(0.01)	0.00	0.00	0.00

Net asset value, end of period	$12.13	$11.40	$8.86	$7.88	$8.19	$7.38

Total Return, at Net Asset Value[4]	6.40%	28.73%	12.60%	(3.79)%	10.98%	37.43%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$72,934	$69,267	$54,765	$54,341	$61,965	$64,263

Average net assets (in thousands)	$69,802	$61,431	$56,330	$59,374	$60,389	$58,012

Ratios to average net assets:[5]
Net investment income (loss)	0.01%	(0.08)%	0.13%	(0.15)%	(0.48)%	(0.23)%
Total expenses[6]	1.78%	1.81%	1.92%	1.90%	1.94%	2.02%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.78%	1.81%	1.92%	1.90%	1.93%	1.94%

Portfolio turnover rate	28%	114%	58%	50%	81%	79%

1. December 30, 2011 represents the last business day of the Fund’s 2011 fiscal year.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005 per share.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended June 30, 2014	1.78%
Year Ended December 31, 2013	1.81%
Year Ended December 31, 2012	1.92%
Year Ended December 30, 2011	1.90%
Year Ended December 31, 2010	1.94%
Year Ended December 31, 2009	2.02%

See accompanying Notes to Financial Statements.

22      OPPENHEIMER EQUITY FUND

Class N	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 30, 2011 [1]	Year Ended December 31, 2010	Year Ended December 31, 2009

Per Share Operating Data
Net asset value, beginning of period	$12.11	$9.39	$8.34	$8.64	$7.77	$5.63

Income (loss) from investment operations:
Net investment income[2]	0.03	0.04	0.06	0.03	0.00[3]	0.02
Net realized and unrealized gain (loss)	0.78	2.72	1.03	(0.31)	0.88	2.14

Total from investment operations	0.81	2.76	1.09	(0.28)	0.88	2.16

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	(0.04)	(0.04)	(0.02)	(0.01)	(0.02)

Net asset value, end of period	$12.92	$12.11	$9.39	$8.34	$8.64	$7.77

Total Return, at Net Asset Value[4]	6.69%	29.40%	13.13%	(3.27)%	11.38%	38.41%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$18,777	$18,653	$19,380	$25,309	$35,729	$37,846

Average net assets (in thousands)	$18,151	$19,954	$23,858	$29,936	$36,203	$34,829

Ratios to average net assets:[5]
Net investment income	0.50%	0.42%	0.62%	0.33%	0.01%	0.30%
Total expenses[6]	1.28%	1.31%	1.40%	1.41%	1.48%	1.54%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.28%	1.31%	1.40%	1.41%	1.43%	1.42%

Portfolio turnover rate	28%	114%	58%	50%	81%	79%

1. December 30, 2011 represents the last business day of the Fund’s 2011 fiscal year.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005 per share.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended June 30, 2014	1.28%
Year Ended December 31, 2013	1.31%
Year Ended December 31, 2012	1.40%
Year Ended December 30, 2011	1.41%
Year Ended December 31, 2010	1.48%
Year Ended December 31, 2009	1.54%

See accompanying Notes to Financial Statements.

23      OPPENHEIMER EQUITY FUND

FINANCIAL HIGHLIGHTS Continued

Class Y	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 30, 2011 [1]	Year Ended December 31, 2010	Year Ended December 31, 2009

Per Share Operating Data
Net asset value, beginning of period	$12.33	$9.56	$8.50	$8.82	$7.92	$5.74

Income (loss) from investment operations:
Net investment income[2]	0.06	0.11	0.11	0.08	0.05	0.05
Net realized and unrealized gain (loss)	0.80	2.77	1.06	(0.32)	0.91	2.19

Total from investment operations	0.86	2.88	1.17	(0.24)	0.96	2.24

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	(0.11)	(0.11)	(0.08)	(0.06)	(0.06)

Net asset value, end of period	$13.19	$12.33	$9.56	$8.50	$8.82	$7.92

Total Return, at Net Asset Value[3]	6.98%	30.16%	13.82%	(2.75)%	12.19%	39.06%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$20,246	$18,662	$18,969	$31,435	$52,565	$58,651

Average net assets (in thousands)	$19,222	$20,372	$29,733	$50,054	$55,247	$48,784

Ratios to average net assets:[4]
Net investment income	1.00%	0.97%	1.19%	0.93%	0.59%	0.80%
Total expenses[5]	0.79%	0.75%	0.84%	0.81%	0.83%	0.90%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.79%	0.75%	0.84%	0.81%	0.83%	0.88%

Portfolio turnover rate	28%	114%	58%	50%	81%	79%

1. December 30, 2011 represents the last business day of the Fund’s 2011 fiscal year.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended June 30, 2014	0.79%
Year Ended December 31, 2013	0.75%
Year Ended December 31, 2012	0.84%
Year Ended December 30, 2011	0.81%
Year Ended December 31, 2010	0.83%
Year Ended December 31, 2009	0.90%

See accompanying Notes to Financial Statements.

24      OPPENHEIMER EQUITY FUND

NOTES TO

FINANCIAL STATEMENTS    June 30, 2014    Unaudited

1. Significant Accounting Policies

Oppenheimer Equity Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C, Class N and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds will be allowed. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class N shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. As of July 1, 2014, Class N shares will be renamed Class R shares. Class N shares subject to a CDSC on July 1, 2014, will continue to be subject to a CDSC after the shares are renamed. Purchases of Class R shares occurring on or after July 1, 2014, will not be subject to a CDSC upon redemption. Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N shares have separate distribution and/or service plans under which they pay fees. Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies consistently followed by the Fund.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager

25      OPPENHEIMER EQUITY FUND

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

1. Significant Accounting Policies (Continued)

will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

During the fiscal year ended December 31, 2013, the Fund utilized $ 263,878,962 of capital loss carryforwards to offset capital gains realized in that fiscal year. The Fund had straddle losses of $ 3,256,724. Details of the fiscal year ended December 31, 2013 capital loss carryforwards are included in the table below. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

26      OPPENHEIMER EQUITY FUND

1. Significant Accounting Policies (Continued)

Expiring
2017	$155,446,843

As of June 30, 2014, it is estimated that the capital loss carryforwards would be $61,114,302 expiring by 2017. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the six months ended June 30, 2014, it is estimated that the Fund will utilize $94,332,541 of capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of June 30, 2014 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$1,248,303,124

Gross unrealized appreciation	$398,469,358
Gross unrealized depreciation	(7,975,712)

Net unrealized appreciation	$390,493,646

Trustees’ Compensation. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ

27      OPPENHEIMER EQUITY FUND

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

1. Significant Accounting Policies (Continued)

from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

28      OPPENHEIMER EQUITY FUND

2. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a

29      OPPENHEIMER EQUITY FUND

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

2. Securities Valuation (Continued)

remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such

30      OPPENHEIMER EQUITY FUND

2. Securities Valuation (Continued)

methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of June 30, 2014 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$206,132,342	$—	$—	$206,132,342
Consumer Staples	101,560,807	7,983,204	—	109,544,011
Energy	148,417,091	—	—	148,417,091
Financials	227,446,719	—	—	227,446,719
Health Care	282,417,445	4,459,909	—	286,877,354
Industrials	169,735,269	—	—	169,735,269
Information Technology	373,251,044	—	—	373,251,044
Materials	50,304,071	—	—	50,304,071
Telecommunication Services	16,659,246	—	—	16,659,246
Utilities	21,641,566	—	—	21,641,566
Investment Company	28,788,057	—	—	28,788,057

Total Assets	$1,626,353,657	$12,443,113	$—	$1,638,796,770

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/ depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

31      OPPENHEIMER EQUITY FUND

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

3. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended June 30, 2014		Year Ended December 31, 2013
	Shares	Amount	Shares	Amount

Class A
Sold	2,150,001	$26,723,195	4,972,730	$54,122,740
Dividends and/or distributions reinvested	—	—	799,203	9,470,571
Redeemed	(6,924,515)	(86,203,390)	(16,641,482)	(181,238,245)

Net decrease	(4,774,514)	$(59,480,195)	(10,869,549)	$(117,644,934)

Class B
Sold	33,390	$384,376	118,218	$1,202,134
Dividends and/or distributions reinvested	—	—	—	—
Redeemed	(460,954)	(5,262,196)	(1,039,056)	(10,314,766)

Net decrease	(427,564)	$(4,877,820)	(920,838)	$(9,112,632)

Class C
Sold	465,115	$5,329,349	1,137,663	$11,506,479
Dividends and/or distributions reinvested	—	—	2,789	30,568
Redeemed	(531,693)	(6,127,097)	(1,246,064)	(12,471,742)

Net decrease	(66,578)	$(797,748)	(105,612)	$(934,695)

Class N
Sold	165,380	$2,011,460	304,778	$3,156,542
Dividends and/or distributions reinvested	—	—	4,982	57,993
Redeemed	(252,783)	(3,068,792)	(833,152)	(8,959,626)

Net decrease	(87,403)	$(1,057,332)	(523,392)	$(5,745,091)

Class Y
Sold	177,060	$2,213,426	286,737	$3,109,508
Dividends and/or distributions reinvested	—	—	14,810	175,504
Redeemed	(155,781)	(1,953,670)	(771,521)	(8,621,141)

Net increase (decrease)	21,279	$259,756	(469,974)	$(5,336,129)

4. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the six months ended June 30, 2014 were as follows:

	Purchases	Sales
Investment securities	$432,682,106	$509,098,973

32      OPPENHEIMER EQUITY FUND

5. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $100 million	0.75%
Next $100 million	0.70
Next $100 million	0.65
Next $100 million	0.60
Next $100 million	0.55
Next $4.5 billion	0.50
Over $5 billion	0.48

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to

33      OPPENHEIMER EQUITY FUND

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

5. Fees and Other Transactions with Affiliates (Continued)

Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets and 0.25% on Class N shares daily net assets. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plans at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at June 30, 2014 were as follows:

Class C	$4,128,635
Class N	1,138,306

Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Six Months Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class N Contingent Deferred Sales Charges Retained by Distributor
June 30, 2014	$133,021	$3,236	$12,516	$2,326	$169

Waivers and Reimbursements of Expenses. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the six months ended June 30, 2014, the Manager waived fees and/or reimbursed the Fund $8,560 for IMMF management fees.

Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.

34      OPPENHEIMER EQUITY FUND

6. Pending Litigation

In 2009, seven class action lawsuits were filed in the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “Defendant Funds”). The lawsuits also named as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raised claims under federal securities law and alleged, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions sought unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. On March 5, 2014, the parties in six of these lawsuits executed stipulations and agreements of settlement resolving those actions. On July 31, 2014, the court entered an order and final judgment approving the settlements as fair, reasonable and adequate. The settlements do not resolve a seventh outstanding lawsuit relating to Oppenheimer Rochester California Municipal Fund.

Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against OFI and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of OFI and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. In June 2014, the appellate court affirmed the lower court’s order approving the settlement. Certain parties subsequently filed a petition for certiorari before the U.S. Supreme Court further challenging the settlement approval order. The settlement does not resolve other outstanding lawsuits against OFI and its affiliates relating to BLMIS.

OFI believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by

35      OPPENHEIMER EQUITY FUND

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

6. Pending Litigation (Continued)

insurance, OFI believes that these suits should not impair the ability of OFI or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.

36      OPPENHEIMER EQUITY FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;

UPDATES TO STATEMENTS OF INVESTMENTS    Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

37      OPPENHEIMER EQUITY FUND

OPPENHEIMER EQUITY FUND

Trustees and Officers	Sam Freedman, Chairman of the Board of Trustees and Trustee
Edward L. Cameron, Trustee
Jon S. Fossel, Trustee
Richard F. Grabish, Trustee
Beverly L. Hamilton, Trustee
Victoria J. Herget, Trustee
Robert J. Malone, Trustee
F. William Marshall, Jr., Trustee
Karen L. Stuckey, Trustee
James D. Vaughn, Trustee
William F. Glavin, Jr., Trustee, President and Principal Executive Officer
Laton Spahr, Vice President
Michael Kotlarz, Vice President
Arthur S. Gabinet, Secretary and Chief Legal Officer
Christina M. Nasta, Vice President and Chief Business Officer
Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money
Laundering Officer
Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Counsel	K&L Gates LLP

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2014 OppenheimerFunds, Inc. All rights reserved.

38      OPPENHEIMER EQUITY FUND

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

—	Applications or other forms
—	When you create a user ID and password for online account access
—	When you enroll in eDocs Direct, our electronic document delivery service
—	Your transactions with us, our affiliates or others
—	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
—	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

39      OPPENHEIMER EQUITY FUND

PRIVACY POLICY NOTICE     Continued

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website. As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

—	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
—	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
—	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., and each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated November 2013. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

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OppenheimerFunds™
THE RIGHT WAY TO INVEST

Visit us at **oppenheimerfunds.com** for 24-hr access to account information and transactions or call us at **800.CALL OPP (800.225.5677)** for 24-hr automated information and automated transactions. Representatives also available Mon–Fri 8am-8pm ET.

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.
225 Liberty Street, New York, NY 10281-1008
© 2014 OppenheimerFunds Distributor, Inc. All rights reserved.
**RS0420.001.0614 August 22, 2014**

Item 2.	Code of Ethics.

Not applicable to semiannual reports.

Item 3.	Audit Committee Financial Expert.

Not applicable to semiannual reports.

Item 4.	Principal Accountant Fees and Services.

Not applicable to semiannual reports.

Item 5.	Audit Committee of Listed Registrants

Not applicable.

Item 6.	Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11.	Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 6/30/2014, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)	(1) Not applicable to semiannual reports.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Equity Fund

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date:	8/8/2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date:	8/8/2014

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer

Date:	8/8/2014